Exhibit 99.2
Q3 2006 Supplemental Financial Information Nov. 1, 2006

DTE Energy Company
Consolidated Statement of Financial Position

	(Unaudited)
	September 30	December 31
	2006	2005
(in Millions)
ASSETS
Current Assets
Cash and cash equivalents	$65	$88
Restricted cash	93	122
Accounts receivable
Customer (less allowance for doubtful accounts of $159 and $136, respectively)	1,152	1,746
Collateral held by others	248	286
Other	209	363
Accrued power and gas supply cost recovery revenue	178	186
Inventories
Fuel and gas	661	522
Materials and supplies	148	146
Deferred income taxes	143	257
Assets from risk management and trading activities	575	806
Other	238	160

	3,710	4,682

Investments
Nuclear decommissioning trust funds	709	646
Other	501	530

	1,210	1,176

Property
Property, plant and equipment	18,380	18,187
Less accumulated depreciation and depletion	(7,578)	(7,663)

	10,802	10,524

Other Assets
Goodwill	2,057	2,057
Regulatory assets	1,991	2,074
Securitized regulatory assets	1,264	1,340
Intangible assets	456	400
Notes receivable	226	409
Assets from risk management and trading activities	262	316
Prepaid pension assets	184	186
Other	154	171

	6,594	6,953

Total Assets	$22,316	$23,335

DTE Energy Company
Consolidated Statement of Financial Position

	(Unaudited)
	September 30	December 31
	2006	2005
(in Millions, Except Shares)
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities
Accounts payable	$909	$1,187
Accrued interest	128	115
Dividends payable	92	92
Short-term borrowings	884	943
Current portion of long-term debt, including capital leases	362	691
Liabilities from risk management and trading activities	648	1,089

Other	810	803

	3,833	4,920

Other Liabilities
Deferred income taxes	1,363	1,396
Regulatory liabilities	753	715
Asset retirement obligations	1,158	1,091
Unamortized investment tax credit	122	131
Liabilities from risk management and trading activities	333	527
Liabilities from transportation and storage contracts	288	317
Accrued pension liability	376	284
Deferred gains from asset sales	72	188
Minority interest	41	92
Nuclear decommissioning	94	85
Other	737	740

	5,337	5,566

Long-Term Debt (net of current portion)
Mortgage bonds, notes and other	5,724	5,234
Securitization bonds	1,185	1,295
Equity-linked securities	—	175
Trust preferred-linked securities	289	289
Capital lease obligations	84	87

	7,282	7,080

Commitments and Contingencies

Shareholders’ Equity

Common stock, without par value, 400,000,000 shares authorized, 177,964,872 and 177,814,429 shares issued and outstanding, respectively	3,480	3,483
Retained earnings	2,574	2,557
Accumulated other comprehensive loss	(190)	(271)

	5,864	5,769

Total Liabilities and Shareholders’ Equity	$22,316	$23,335

DTE Energy Company
Consolidated Statement of Cash Flows (Unaudited)

	Nine Months Ended
	September 30
	2006	2005
(in Millions)
Operating Activities
Net Income	$291	$155
Adjustments to reconcile net income to net cash from operating activities:
Depreciation, depletion and amortization	801	663
Deferred income taxes	24	121
Gain on sale of interests in synfuel projects	(72)	(180)
Gain on sale of assets, net	(1)	(31)
Impairment of synfuel projects	124	—
Partners’ share of synfuel project losses	(191)	(241)
Contributions from synfuel partners	155	177
Changes in assets and liabilities, exclusive of changes shown separately (Note 1)	43	(71)

Net cash from operating activities	1,174	593

Investing Activities
Plant and equipment expenditures — utility	(830)	(564)
Plant and equipment expenditures — non-utility	(214)	(145)
Acquisitions, net of cash acquired	(27)	—
Proceeds from sale of interests in synfuel projects	203	251
Proceeds from sale of other assets	41	56
Restricted cash for debt redemptions	29	30
Proceeds from sale of nuclear decommissioning trust fund assets	136	159
Investment in nuclear decommissioning trust funds	(163)	(188)
Other investments	(6)	(80)

Net cash used for investing activities	(831)	(481)

Financing Activities
Issuance of long-term debt	545	623
Redemption of long-term debt	(672)	(1,059)
Short-term borrowings, net	44	472
Issuance of common stock	9	172
Repurchase of common stock	(10)	(12)
Dividends on common stock	(274)	(268)
Other	(8)	(5)

Net cash used for financing activities	(366)	(77)

Net Increase (Decrease) in Cash and Cash Equivalents	(23)	35
Cash and Cash Equivalents at Beginning of the Period	88	56

Cash and Cash Equivalents at End of the Period	$65	$91

The Detroit Edison Company
Consolidated Statement of Operations (unaudited)

	Three Months Ended		Nine Months Ended
	September 30		September 30
(in Millions)	2006	2005	2006	2005

Operating Revenues	$1,460	$1,409	$3,685	$3,434

Operating Expenses
Fuel and purchased power	539	604	1,257	1,248
Operation and maintenance	277	325	990	976
Depreciation and amortization	308	174	643	484
Taxes other than income	64	68	198	200
Asset (gains) and losses, net	(1)	(26)	(1)	(26)

	1,187	1,145	3,087	2,882

Operating Income	273	264	598	552

Other (Income) and Deductions
Interest expense	60	68	208	201
Interest income	(1)	(1)	(2)	(2)
Other income	(9)	(17)	(22)	(47)
Other expenses	9	20	29	62

	59	70	213	214

Income Before Income Taxes	214	194	385	338

Income Tax Provision	73	80	128	126

Reported Earnings	$141	$114	$257	$212

Adjustments
Performance Excellence Process	(31)	—	—	—
Incremental non-recurring DTE2 project costs	—	3	—	8
Effective tax rate normalization	(3)	(3)	(2)	(3)
Gain on sale of assets	—	(17)	—	(17)
September 2006 MPSC electric order	38	—	38	—

	4	(17)	36	(12)

Operating Earnings	$145	$97	$293	$200

The Consolidated Statement of Operations (Unaudited) should be read in conjunction with the Notes to Consolidated Financial Statements appearing in the Annual Report to Shareholders, Form 10K and 10Q.

Michigan Consolidated Gas Company
Consolidated Statement of Operations (unaudited)

	Three Months Ended		Nine Months Ended
	September 30		September 30
(in Millions)	2006	2005	2006	2005

Operating Revenues	$167	$206	$1,259	$1,301

Operating Expenses
Cost of gas	56	100	768	858
Operation and maintenance	91	93	320	308
Depreciation and amortization	24	23	71	73
Taxes other than income	13	9	41	35
Asset (gains) and losses, net	(3)	—	—	48

	181	225	1,200	1,322

Operating Income (Loss)	(14)	(19)	59	(21)

Other (Income) and Deductions
Interest expense	17	14	49	42
Interest income	(2)	(3)	(6)	(8)
Other income	(2)	(1)	(6)	(3)
Other expenses	—	1	1	3

	13	11	38	34

Income (Loss) Before Income Taxes	(27)	(30)	21	(55)

Income Tax Provision (Benefit)	(8)	(189)	3	(151)

Reported Earnings (Loss)	$(19)	$159	$18	$96

Adjustments
Effective tax rate normalization	5	(181)	3	(130)
Performance Excellence Process	7	—	11	—
Incremental non-recurring DTE2 project costs.	—	2	—	4
April 2005 MPSC gas orders	—	—	—	57

	12	(179)	14	(69)

Operating Earnings (Loss)	$(7)	$(20)	$32	$27

The Consolidated Statement of Operations (Unaudited) should be read in conjunction with the Notes to Consolidated Financial Statements appearing in the Annual Report to Shareholders, Form 10K and 10Q.

DTE Energy Debt/Equity Calculation
As of Sept. 30, 2006
($ millions)

Short-term borrowings	884
Current portion of long-term debt, including capital leases	362
Mortgage bonds, notes and other	5,724
Securitization bonds	1,185
Capital lease obligations	84
less MichCon short-term debt	(254)
less Securitization bonds, including current portion	(1,296)

Total debt	6,689

Trust preferred-linked securities	289

Total preferred/ other	289

Equity	5,864

Total capitalization	12,842

Debt	52.1%
Preferred	2.2%
Common shareholders’ equity	45.7%

Total	100.0%

Sales Analysis — Q3 2006

Electric Sales — Detroit Edison Service Area (GWh)

	Q3 2006	Q3 2005	% Change

Residential	4,883	5,555	-12%
Commercial	4,927	4,462	10%
Industrial	3,695	3,197	16%
Other	814	691	18%

	14,319	13,905	3%
Interconnection	1,023	1,111	-8%
Choice*	534	1,697	-69%

TOTAL SALES	15,876	16,713	-5%

*	Includes Dearborn Industrial Group sales
Electric Revenue — Detroit Edison Service Area ($000s)

	Q3 2006	Q3 2005	% Change

Residential	529,454	508,444	4%
Commercial	444,827	376,134	18%
Industrial	240,020	187,559	28%
Other	44,448	34,172	30%

	1,258,749	1,106,309	14%
Interconnection	66,152	139,351	-53%
Choice*	15,355	32,915	-53%

TOTAL REVENUES	1,340,256	1,278,575	5%

*	Distribution charge, includes Dearborn Industrial Group revenues

Gas Sales — MichCon Service Area (Mcf)

	Q3 2006	Q3 2005	% Change

Residential	7,814,094	7,262,523	8%
Commercial	2,171,363	2,413,047	-10%
Industrial	230,837	201,249	15%

	10,216,294	9,876,819	3%

End User Transportation*	27,815,723	34,491,497	-19%

TOTAL SALES	38,032,017	44,368,316	-14%

*	Includes choice customers
Gas Revenue — MichCon Service Area ($000s)

	Q3 2006	Q3 2005	% Change

Residential	104,066	102,002	2%
Commercial	26,294	30,857	-15%
Industrial	2,322	2,188	6%

	132,682	135,047	-2%

End User Transportation*	24,149	24,268	0%

TOTAL REVENUES	156,831	159,315	-2%

*	Includes choice customers

Weather

Cooling Degree Days
Detroit Edison service territory

	Q3 2006	Q3 2005	% Change

Actuals	640	775	-17%
Normal	537	537

Deviation from normal	19%	44%
Heating Degree Days
MichCon service territory

	Q3 2006	Q3 2005	% Change

Actuals	148	58	155%
Normal	177	179

Deviation from normal	-16%	-68%